UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 20, 2005




                            FIRSTFED FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)



     Delaware                   1-9566                   95-4087449
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



          401 Wilshire Boulevard, Santa Monica, California, 90401-1490
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 917 CFR 240.13e-4(c))

ITEM 2.02      Results of Operations and Financial Condition

On April 20, 2005, the registrant, FirstFed Financial Corp., issued a press release setting forth the Company's first quarter 2005 earnings. A copy of this press release is attached and incorporated herein as Exhibit 99.

ITEM 9.01      Financial Statements and Exhibits

(a)     Financial Statements

           Not Applicable.

(b)     Pro Forma Financial Information

           Not Applicable.

(c) Exhibits:

        Exhibit 99 - Press Release dated April 20, 2005, regarding results for the first quarter of 2005.



                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated: April 20, 2005               By:  /s/ Douglas J. Goddard
                                         ----------------------
                                             Douglas J. Goddard
                                             Chief Financial Officer

                                   Exhibit 99

             FIRSTFED REPORTS RESULTS FOR THE FIRST QUARTER OF 2005



     Santa Monica, California, April 20, 2005 -- FirstFed Financial Corp. (NYSE-FED), parent company of First Federal Bank of California, today announced net earnings of $18.5 million or $1.10 per diluted share of common stock for the first quarter of 2005 compared to net earnings of $16.4 million or $0.97 per diluted share of common stock for the fourth quarter of 2004. Net earnings for the first quarter of 2004 were $15.0 million or $0.86 per diluted share of common stock.

     Net interest income increased to $50.1 million during the first quarter of 2005 from $45.0 million during the fourth quarter of 2004 and $37.7 million during the first quarter of 2004. Average interest-earning assets during the first quarter of 2005 increased by 15% compared to the fourth quarter of 2004 and 60% compared to the first quarter of 2004 due to record loan originations. However, because the Bank's cost of funds responds to changes in rates faster than its earnings from the loan portfolio, interest rate spreads dropped to 2.39% for the first quarter of 2005 from 2.51% for the fourth quarter of 2004 and 2.95% for the first quarter of 2004 due to the increasing rate environment during 2004 and year to date 2005.

     Loan originations during the first quarter of 2005 were $1.3 billion, comparable to $1.4 billion during the fourth quarter and substantially more than $593.5 million during the first quarter of 2004. As a result, the loan portfolio grew to $7.8 billion at March 31, 2005 compared to $6.8 billion at December 31, 2004 and $4.6 billion at March 31, 2004.

     Due to substantial growth in the loan portfolio, the Company recorded a $3.8 million provision for loan losses during the first quarter of 2005. A $3.0 million provision was recorded during the fourth quarter of 2004 and no provision was recorded during the same period of the prior year. Net loan loss recoveries of $159 thousand were recorded during the first quarter of 2005 compared to net loan charge-offs of $6 thousand during the fourth quarter of 2004 and net loan loss recoveries of $58 thousand during the first quarter of 2004.

     Loan servicing and other fees were $2.8 million for the first quarter of 2005 compared to $2.6 million for the fourth quarter of 2004 and $2.0 million for the first quarter of 2004. Because a greater number of loans subject to prepayment fees paid off, loan prepayment fees grew to $2.6 million for the first quarter of 2005 compared to $2.2 million for the fourth quarter of 2004 and $1.5 million for the first quarter of 2004. Loan payoffs and principal reductions were $339.1 million for the first quarter of 2005 compared to $361.5 million for the fourth quarter of 2004 and $331.0 million for the first quarter of 2004.

     Non-interest expense increased to $18.9 million during the first quarter of 2005 from $18.0 million in the fourth quarter of 2004 and $15.3 million for the first quarter of 2004. The increase is primarily due to higher incentive-based compensation and other operating costs associated with increased loan production. However, due to growth in total assets, the ratio of non-interest expense to average total assets fell to 0.95% for the first quarter of 2005 compared to 1.04% for the fourth quarter of 2004 and 1.22% for the first quarter of 2004.

     Total assets increased to $8.4 billion at March 31, 2005 compared to $7.5 billion at December 31, 2004 and $5.2 billion at March 31, 2004. The growth in assets was funded primarily with collateralized borrowings which increased to $1.1 billion as of March 31, 2005 from $187.0 million as of December 31, 2004 and $117.1 million as of March 31, 2004. To facilitate these borrowings, the Bank completed a loan securitization with Fannie Mae in which $1.3 billion of multi-family loans were converted into mortgage-backed securities. Because the Bank retained full recourse on the securitized loans, the mortgage-backed securities are accounted for as part of the loan portfolio. The securitized loans are evaluated for risk along with the remainder of the multi-family loan portfolio.

     There have been no repurchases of common stock during the first quarter of 2005. Common stock repurchases during the year 2004 were 696,900 at an average market price of $40.25 per share. There remain 1,472,079 shares eligible for repurchase under the Company's stock repurchase program as of April 19, 2005.

     First Federal Bank of California operates 29 full-service retail banking offices in Southern California and lending offices in both Southern and Northern California.

     This news release contains certain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to various factors, many of which are beyond the Company's control, which could cause actual results to differ materially from such statements. Such factors include, but are not limited to, the general business environment, interest rate fluctuations that may affect operating margin, the California real estate market, branch openings, and competitive conditions in the business and geographic areas in which the Company conducts its business and regulatory actions. In addition, these forward-looking statements are subject to assumptions as to future business strategies and decisions that are subject to change. The Company makes no guarantees or promises regarding future results and assumes no responsibility to update such forward-looking statements.

        Contact: Douglas Goddard, Executive Vice President
                 (310) 319-6014


                          KEY FINANCIAL RESULTS FOLLOW

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                    (Dollars in thousands, except share data)
                                   (Unaudited)

                                                                        March 31,         December 31,
                                                                           2005               2004
                                                                      ---------------     --------------

ASSETS
Cash and cash equivalents                                         $          43,444   $         68,343
Investment securities, available-for-sale (at fair value)                   225,260            250,586
Mortgage-backed securities, available-for-sale (at fair value)               90,597             97,059
Loans receivable, net                                                     7,824,493          6,837,945
Accrued interest and dividends receivable                                    30,629             24,115
Real estate held for investment                                                 656                986
Office properties and equipment, net                                         15,699             15,881
Investment in Federal Home Loan Bank (FHLB) stock, at cost                  158,350            143,425
Other assets                                                                 31,575             30,643
                                                                      ---------------     --------------
                                                                  $       8,420,703   $      7,468,983
                                                                      ===============     ==============
LIABILITIES

Deposits                                                          $       3,803,795   $      3,761,165
FHLB advances                                                             2,998,813          3,004,600
Securities sold under agreements to repurchase                            1,059,700            187,000
Accrued expenses and other liabilities                                       63,062             38,744
                                                                      ---------------     --------------
                                                                          7,925,370          6,991,509
                                                                      ---------------     --------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value $.01 per share;
  authorized 100,000,000 shares;
  issued 23,717,797 and 23,693,350 shares;
  outstanding 16,523,201 and 16,498,754 shares                                  237                237
Additional paid-in capital                                                   41,414             40,977
Retained earnings - substantially restricted                                567,694            549,202
Unreleased shares to employee stock ownership plan                             (799)               (53)
Treasury stock, at cost 7,194,596 and 7,194,596 shares                     (113,776)          (113,776)
Accumulated other comprehensive earnings, net of taxes                          563                887
                                                                      ---------------     --------------
                                                                            495,333            477,474
                                                                      ---------------     --------------
                                                                  $       8,420,703   $      7,468,983
                                                                      ===============     ==============


                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY
             CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE
                   EARNINGS (Dollars in thousands, except per
                                   share data)
                                   (Unaudited)

                                                                        Three months ended
                                                                             March 31,
                                                                  ------------------------------
                                                                       2005             2004
                                                                  -------------    -------------
Interest income:
    Interest on loans                                          $        87,113  $        55,660
    Interest on mortgage-backed securities                                 728              939
    Interest and dividends on investments                                3,816            1,918
                                                                  -------------    -------------
       Total interest income                                            91,657           58,517
                                                                  -------------    -------------
Interest expense:
    Interest on deposits                                                17,354            8,484
    Interest on borrowings                                              24,226           12,320
                                                                  -------------    -------------
       Total interest expense                                           41,580           20,804
                                                                  -------------    -------------

Net interest income                                                     50,077           37,713
Provision for loan losses                                                3,750               --
                                                                  -------------    -------------
Net interest income after provision for loan losses                     46,327           37,713
                                                                  -------------    -------------
Other income:
    Loan servicing and other fees                                        2,828            2,001
    Retail office fees                                                   1,323            1,320
    Gain on sale of loans                                                   --               13
    Real estate operations, net                                            248               49
    Other operating income                                                  97               78
                                                                  -------------    -------------
       Total other income                                                4,496            3,461
                                                                  -------------    -------------
Non-interest expense:
    Salaries and employee benefits                                      12,173            9,194
    Occupancy                                                            2,295            2,057
    Advertising expense                                                     92              219
    Amortization of core deposit intangible                                499              499
    Federal deposit insurance                                              116               95
    Legal                                                                  516              289
    Other expense                                                        3,176            2,929
                                                                  -------------    -------------
       Total non-interest expense                                       18,867           15,282
                                                                  -------------    -------------

Earnings before income taxes                                            31,956           25,892
Income tax provision                                                    13,464           10,915
                                                                  -------------    -------------
Net earnings                                                   $        18,492  $        14,977
                                                                  =============    =============

Net earnings                                                   $        18,492  $        14,977
Other comprehensive loss, net of taxes                                    (324)             (46)
                                                                  -------------    -------------
Comprehensive earnings                                         $        18,168  $        14,931
                                                                  =============    =============
Earnings per share:
    Basic                                                      $          1.12  $          0.88
                                                                  =============    =============
    Diluted                                                    $          1.10  $          0.86
                                                                  =============    =============
Weighted average shares outstanding:
    Basic                                                           16,502,945       17,067,581
                                                                  =============    =============
    Diluted                                                         16,885,898       17,495,422
                                                                  =============    =============

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY

                              KEY FINANCIAL RESULTS
                                   (Unaudited)

                                                                  Quarter ended March 31,
                                                                  2005               2004
                                                             --------------       -----------
                                                      (Dollars in thousands, except per share data)
End of period:
    Total assets                                          $       8,420,703    $    5,173,025
    Cash and securities                                   $         268,704    $      255,022
    Mortgage-backed securities                            $          90,597    $      124,217
    Loans                                                 $       7,824,493    $    4,640,055
    Core deposit intangible asset                         $           4,834    $        6,829
    Deposits                                              $       3,803,795    $    2,712,922
    Borrowings                                            $       4,058,513    $    1,969,122
    Stockholders' equity                                  $         495,333    $      452,177
    Book value per share                                  $           29.98    $        26.46
    Tangible book value per share                         $           29.69    $        26.06
    Stock price (period-end)                              $           51.01    $        46.13
    Total loan servicing portfolio                        $       7,916,154    $    4,833,756
    Loans serviced for others                             $         111,231    $      132,308
    % of adjustable mortgages                                         93.73 %           81.08 %

Other data:
    Employees (full-time equivalent)                                    638               590
    Branches                                                             29                29

Asset quality:
    Real estate owned (foreclosed)                        $              --    $        1,324
    Non-accrual loans                                     $           6,851    $        1,561
    Non-performing assets                                 $           6,851    $        2,885
    Non-performing assets to total assets                              0.08 %            0.06 %
    General valuation allowance (GVA)                     $          82,579    $       75,296
    Allowances for impaired loans                                        --               496
                                                             --------------       -----------
    Allowances for loan losses                            $          82,579            75,792
    Allowances for loan losses as a percent of gross
      loans receivable                                                 1.05 %            1.61 %
    Loans sold with recourse                              $          73,545    $       88,192
    GVA for loans sold with recourse                      $              --    $        5,400
    GVA to loans sold with recourse                                      -- %            6.12 %
    Modified loans (not impaired)                         $           2,061    $        2,446
    Impaired loans, net                                   $           4,546    $        1,467
    Allowance for impaired loans                          $              --    $          496

Capital ratios:
    Tangible capital ratio                                             5.77 %            8.21 %
    Core capital ratio                                                 5.77              8.21
    Risk-based capital ratio                                          11.75             15.63
    Net worth to assets ratio                                          5.88              8.74


                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY

                        KEY FINANCIAL RESULTS (continued)
                                   (Unaudited)

                                                                     Three months ended
                                                                           March 31,
                                                                ------------------------------
                                                                    2005             2004
                                                                ------------    --------------
                                                                    (Dollars in thousands)
Selected ratios:
  Expense ratios:
      Efficiency ratio                                                 34.57 %           37.10 %
      Expense-to-average-assets ratio                                   0.95              1.22
  Return on average assets                                              0.93              1.20
  Return on average equity                                             15.21             13.48

Yields earned and rates paid:
  Average yield on loans and mortgage-backed securities                 4.71 %            4.90 %
  Average yield on investment portfolio (1)                             3.76              2.52
  Average yield on all interest-earning assets (1)                      4.67              4.82
  Average rate paid on deposits                                         1.84              1.29
  Average rate paid on borrowings                                       2.74              2.69
  Average rate paid on all interest-bearing liabilities                 2.28              1.87
  Interest rate spread                                                  2.39              2.95
  Effective net spread                                                  2.47              3.07

Average balances:
  Average loans and mortgage-backed securities              $      7,409,789 $       4,619,315
  Average investments  (2)                                           247,283           169,682
                                                                ------------    --------------
  Average interest-earning assets  (2)                             7,657,072         4,788,997
                                                                ------------    --------------
  Average deposits                                                 3,816,761         2,639,485
  Average borrowings                                               3,578,534         1,839,696
                                                                ------------    --------------
  Average interest-bearing liabilities                             7,395,295         4,479,181
                                                                ------------    --------------
  Excess of interest-earning assets over interest-bearing
    liabilities                                             $        261,777 $         309,816
                                                                ============    ==============

Loan originations                                           $      1,316,905 $         593,538

(1) Excludes FHLB stock dividends and other miscellaneous items.
(2) Excludes FHLB stock.
